Exhibit 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT

In connection with the Annual Report of Mega Group, Inc. (the “ Company”) on Form 10-KSB for the period ending December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (“Report”), the undersigned, constituting the chief executive officer and the chief financial officer of Mega Group, Inc., hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that, to the best of their knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2)	The information presented in the Report fairly represents, in all material respects, the financial condition and results of operation of the issuer for the fiscal quarter then ended.

MEGA GROUP, INC.

By:	/s/ JOHN H. BROWN,
John H. Brown Chief Executive Officer of Mega

Date: July 21, 2006

MEGA GROUP, INC.

By:	/s/ Joyce BROWN
Joyce Brown, Chief Financial Officer of Mega

Date: July 21, 2006